Exhibit 99.25

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 February, 2001
           Series 2000-13, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of October 1, 2000 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.      Mortgage Loan Information:

        1.     Aggregate scheduled Monthly Payments:
               (a)   Principal                                $      420,055.20
                                                                  --------------
               (b)   Interest                                 $    2,936,017.34
                                                                  --------------
               (c)   Total                                    $    3,356,072.54
                                                                  --------------

        2. Aggregate scheduled Monthly Payments received this month:
               (a)   Principal                                $      162,509.33
                                                                  --------------
               (b)   Interest                                 $    1,340,552.49
                                                                  --------------
               (c)   Total                                    $    1,503,061.82
                                                                  --------------

        3.     Aggregate Monthly Advances this month:
               (a)   Principal                                $      257,545.87
                                                                  --------------
               (b)   Interest                                 $    1,595,464.85
                                                                  --------------
               (c)   Total                                    $    1,853,010.72
                                                                  --------------

        4.      Aggregate   Principal   Prepayments  in  part  received  in  the
                applicable Prepayment Period:
               (a)   Principal                                $      388,355.15
                                                                  --------------

        5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
               (a)   Principal                                $   23,976,919.37
                                                                  --------------
               (b)   Interest                                 $      169,873.31
                                                                  --------------
               (c)   Total                                    $   24,146,792.68
                                                                  --------------

        6.     Aggregate Insurance Proceeds received:
               (a)   Principal                                $            0.00
                                                                  --------------
               (b)   Interest                                 $            0.00
                                                                  --------------
               (c)   Total                                    $            0.00
                                                                  --------------

        7.     Aggregate Liquidation Proceeds received:
               (a)   Principal                                $            0.00
                                                                  --------------
               (b)   Interest                                 $            0.00
                                                                  --------------
               (c)   Total                                    $            0.00
                                                                  --------------

        8.     Aggregate Deficient Valuations with respect to the Mortgage
               Loans during the prior month:                  $            0.00
                                                                  --------------

        9.     Aggregate Debt Service Reductions with respect to the Mortgage
               Loans during the prior month:                  $             0.00
                                                                 ---------------

        10. Aggregate Purchase Prices for Defaulted Mortgage Loans:
               (a)   Principal                                $            0.00
                                                                 ---------------
               (b)   Interest                                 $            0.00
                                                                 ---------------
               (c)   Total                                    $            0.00
                                                                 ---------------

        11. Aggregate Purchase Prices for Defective Mortgage Loans:
               (a)   Principal                                $            0.00
                                                                 ---------------
               (b)   Interest                                 $            0.00
                                                                 ---------------
               (c)   Total                                    $            0.00
                                                                 ---------------

12.      Pool Scheduled Principal Balance:                    $  413,954,293.22
                                                                 ---------------

13.      Available Funds:                                     $   27,801,116.50
                                                                 ---------------

14.      Realized Losses for prior month:                     $            0.00
                                                                 ---------------

15.      Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.       Non-Credit Losses:                                  $            0.00
                                                                  --------------

17.       Compensating Interest Payment:                      $       18,235.48
                                                                  --------------

18.       Total interest payments:                            $    3,015,537.17
                                                                  --------------

19. Interest
                               Unpaid Class
      Accrued Certificate   Interest Shortfalls      Interest
Class       Interest                                  Payable       Pay-out Rate
-----       --------        -------------------       -------       ------------
IPO   $              0.00   $              0.00    $          0.00  %0.000000000
IIPO  $              0.00   $              0.00    $          0.00  %0.000000000
A1    $      1,643,857.71   $              0.00    $  1,643,857.71  %7.500000001
A2    $         29,324.89   $              0.00    $          0.00  %7.500000112
A3    $         70,047.14   $              0.00    $          0.00  %7.500000435
A5    $        207,000.00   $              0.00    $    207,000.00  %7.200000000
A4    $          1,725.00   $              0.00    $      1,725.00  %0.060000000
A6    $         30,590.00   $              0.00    $     30,590.00  %6.650000000
A7    $         10,810.00   $              0.00    $     10,810.00  %2.350000000
A8    $        253,937.50   $              0.00    $    253,937.50  %7.500000000
IIA   $        351,297.13   $              0.00    $    351,297.13  %7.250000098
IS    $        257,396.96   $              0.00    $    257,396.96  %0.842818053
IIS   $         35,622.71   $              0.00    $     35,622.71  %0.793196569
IR    $              0.00   $              0.00    $          0.00  %0.000000000
IRL   $              0.00   $              0.00    $          0.00  %0.000000000
M     $         58,308.37   $              0.00    $     58,308.37  %7.466340896
B1    $         24,792.53   $              0.00    $     24,792.53  %7.466339307
B2    $         13,115.97   $              0.00    $     13,115.97  %7.466340410
B3    $         10,206.14   $              0.00    $     10,206.14  %7.466343619
B4    $          7,290.10   $              0.00    $      7,290.10  %7.466343601
B5    $         10,215.02   $              0.00    $     10,215.02  %7.466337091

20.       Principal Distribution Amount:                      $   24,785,579.33
                                                                  --------------

21.      Principal Distribution Amount per Certificate:

                                  Principal Distribution      Accrual Amount
                                  ----------------------      --------------
         Class IPO                $              998.18       $         0.00
         Class IIPO               $            1,912.30       $         0.00
         Class A1                 $       22,960,350.58       $         0.00
         Class A2                 $                0.00       $    29,324.89
         Class A3                 $                0.00       $    70,047.14
         Class A5                 $                0.00       $         0.00
         Class A4                 $                0.00       $         0.00
         Class A6                 $                0.00       $         0.00
         Class A7                 $                0.00       $         0.00
         Class A8                 $                0.00       $         0.00
         Class IIA                $        1,902,904.60       $         0.00
         Class IS                 $                0.00       $         0.00
         Class IIS                $                0.00       $         0.00
         Class IR                 $                0.00       $         0.00
         Class IRL                $                0.00       $         0.00
         Class M                  $            8,838.70       $         0.00
         Class B1                 $            3,758.19       $         0.00
         Class B2                 $            1,988.19       $         0.00
         Class B3                 $            1,547.10       $         0.00
         Class B4                 $            1,105.07       $         0.00
         Class B5                 $            1,548.45       $         0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                              $            0.00
                                                                 ---------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                              $            0.00
                                                                 ---------------

24.      Subordinate Certificate Writedown Amount:            $            0.00
                                                                 ---------------

                                                        Accumulative
               Class        Supported Shortfall     Supported Shortfall
               -----        -------------------     -------------------
                 B1         $              0.00     $              0.00
                 B2         $              0.00     $              0.00
                 B3         $              0.00     $              0.00
                 B4         $              0.00     $              0.00
                 B5         $              0.00     $              0.00

25.      Unanticipated Recoveries:                            $            0.00
                                                                 ---------------

26. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate.

                 Class                  Certificate Interest
                                                Rates
          Class  A6                  %             6.65000000
          Class  A7                  %             2.35000000
          Class  M                   %             7.46634090
          Class  B1                  %             7.46633931
          Class  B2                  %             7.46634041
          Class  B3                  %             7.46634362
          Class  B4                  %             7.46634360
          Class  B5                  %             7.46633709

B.      Other Amounts for such Distribution Date:

1.       Prepayment Distribution Triggers satisfied:
                        Yes         No
                        ---         --
          Class-B1       X
          Class-B2       X
          Class-B3       X
          Class-B4       X
          Class-B5       X

        2.     Base Servicing Fee amount:                     $       99,713.98
                                                                     -----------

        3.     Supplemental Servicing Fee amount:             $             N/A
                                                                     -----------

        4.     Credit Losses for prior month:                 $            0.00
                                                                     -----------

                                                Category A Category B Category C
        5.     Senior Percentage:           %N/A   N/A        N/A        N/A
                                             ----  ----     ------     ------

        6.     Group I Senior Percentage:
                                            %N/A   N/A        N/A        N/A
                                             ----  ----     ------     ------

        7.     Group II Senior Percentage:
                                            %N/A   N/A        N/A        N/A
                                             ----  ----     ------     ------

        8.     Senior Prepayment Percentage:
                                            %N/A   N/A        N/A        N/A
                                             ----  ----     ------     ------

        9.     Group I Senior Prepayment
               Percentage:                  %N/A   N/A        N/A        N/A
                                             ----  ----     ------     ------

        10.    Group II Senior Prepayment
               Percentage:                  %N/A   N/A        N/A        N/A
                                             ----  ----     ------     ------

        11.    Junior Percentage:           %N/A
                                             ----

        12.    Junior Prepayment Percentage:
                                            %N/A
                                             ----

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Robert Peterkin
                                            ----------------------------------
                                                     Robert Peterkin
                                                     Vice President